UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2004

Commission File Number     1-13610

PMC COMMERCIAL TRUST

(Exact name of registrant as specified in its charter)

TEXAS	75-6446078

(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation or organization)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200

(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Employment Contract with Lance B. Rosemore
Employment Contract with Andrew S. Rosemore
Employment Contract with Jan F. Salit
Employment Contract with Barry N. Berlin

Item 1.01     Entry into a Material Definitive Agreement.

     On September 27, 2004, PMC Commercial Trust and four of its key executive officers, Lance B. Rosemore, Chief Executive Officer, Andrew S. Rosemore, Chief Operating Officer, Jan F. Salit, Chief Investment Officer, and Barry N. Berlin, Chief Financial Officer, entered into employment contracts providing for, among other things, extension of their employment periods from September 2006 (per their prior employment contracts) to July 2007. The employment contracts entered into on September 27, 2004 are attached as exhibits to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

10.1	Employment contract with Lance B. Rosemore dated September 27, 2004

10.2	Employment contract with Andrew S. Rosemore dated September 27, 2004

10.3	Employment contract with Jan F. Salit dated September 27, 2004

10.4	Employment contract with Barry N. Berlin dated September 27, 2004

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 2004

PMC COMMERCIAL TRUST
By:	/s/ Barry N. Berlin
Barry N. Berlin, Chief Financial Officer